Exhibit 10.61

AMENDMENT TO THE SUPERIOR ENERGY SERVICES, INC.

2021 MANAGEMENT INCENTIVE PLAN

This AMENDMENT TO THE SUPERIOR ENERGY SERVICES, INC. 2021

MANAGEMENT INCENTIVE PLAN (this “Amendment”), effective as of December 15, 2023 (the “Amendment Effective Date”), is adopted and entered into by SUPERIOR ENERGY SERVICES, INC. (the “Company”). Capitalized terms used herein but not defined herein shall have the meanings specified in the Plan (as defined below).

WHEREAS, the Company previously adopted the Superior Energy Services, Inc. 2021 Management Incentive Plan, effective June 1, 2021 (as amended, the “Plan”); and

WHEREAS, the Company desires to amend the Plan pursuant to the right to amend reserved in Section 13(a) of the Plan.

NOW, THEREFORE, the Company amends the Plan as follows:

1.
Amendment to Section 2(l) of the Plan. Section 2(l) of the Plan is hereby amended and restated in its entirety to read as follows:

(l) “Common Stock” means the Class A Common Stock, par value $0.01 per share, of the Company (and any stock or other securities into which such common stock may be converted or into which they may be exchanged).

2.
Full Force and Effect. Except as expressly modified or waived by this Amendment, all of the terms, covenants, agreements, conditions and other provisions of the Plan shall remain in full force and effect in accordance with their respective terms.
3.
No Waiver of Rights. Except as expressly provided herein, for the avoidance of doubt, nothing herein shall limit or otherwise modify any rights or obligations of the Company under the Plan, as amended hereby.
4.
Electronic Signatures. Delivery of an executed counterpart to this Amendment by telecopy, e-mail or other electronic means (e.g., “pdf” or “rtf”) shall be effective as an original and shall constitute a representation that an original will be delivered.

5.
Governing Law. Section 14(n) of the Plan is hereby incorporated mutatis mutandis.

Exhibit 10.61

IN WITNESS WHEREOF, upon authorization of the Board, the undersigned has executed this Amendment on the Amendment Effective Date.

SUPERIOR ENERGY SERVICES, INC.

By: /s/ Brian K. Moore

Name: Brian K. Moore

Title: Chief Executive Officer